United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2018

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  

Item 8.01 Other Events

On July 31, 2018, following a hearing, the court entered an order granting final approval of the settlement agreements in the Kalan, et. al., v. Farmers and Merchants Trust Company of Chambersburg, et. al. (Case No. 2:15-CV-01435 WB) case filed in the United States District Court for the Eastern District of Pennsylvania and described in our current reports on Form 8-K filed July 29, 2016, July 28, 2017, November 3, 2017, January 2, 2018, April 13, 2018 and May 7, 2018.  Among other things, the order also dismissed the case against F&M Trust (the wholly-owned commercial bank subsidiary of Franklin Financial Services Corporation) with prejudice; certified the settlement class; and, permanently enjoined the named plaintiffs and the members of the settlement class from asserting any further claims arising out of or related to the claims alleged or that could have been alleged in the case against F&M Trust.

The settlement agreements provide for F&M Trust to make a settlement payment of $10 million in full and final settlement of all claims that the named plaintiffs and members of the settlement class have brought or could have brought against F&M Trust. In accordance with the court’s May 7, 2018 order preliminarily approving the settlement agreements, F&M Trust paid the $10 million settlement payment provided for by the settlement agreements into the class counsel’s IOLTA account in May, 2018.  The settlement payment was funded out of available resources.  As previously reported, Franklin Financial Services Corporation recognized the settlement payment as an expense in the fourth quarter of 2017.

The description of the court’s order in this report does not purport to be complete and is qualified in its entirety by reference to the complete text of the order.

Forward Looking Statements

Certain statements in this current report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees and involve certain risks, uncertainties and assumptions that are difficult to predict and often beyond the Corporation's control.  You should not place undue reliance on any forward-looking statement and should consider the risks and uncertainties more fully discussed under Part I, Items 1A and 3, “Risk Factors" and "Legal Proceedings," of the Corporation's annual report on Form 10-K for the year ended December 31, 2017 and in any of the Corporation's subsequent filings with the Securities and Exchange Commission.  Forward-looking statements speak as of the date made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry.

Timothy G. Henry, President and Chief Executive Officer

Dated:  August 2, 2018